UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2006
Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road
Winston-Salem, NC	27105
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 519-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02.	Results of Operations and Financial Condition
Item 5.02.	Election of Directors
Item 5.03.	Change in Fiscal Year
Item 7.01.	Regulation FD Disclosure
Item 9.01.	Financial Statements and Exhibits

Item 2.02. Results of Operations and Financial Condition
     On October 31, 2006, Hanesbrands Inc. (“Hanesbrands”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     Exhibit 99.1 contains disclosures about EBITDA, adjusted operating profit and adjusted net income, which are considered non-GAAP performance measures, that Hanesbrands has chosen to provide to investors to enable them to perform additional analyses of past, present and future operating performance and as a supplemental means of evaluating Hanesbrands’ operations. The non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP or other pro forma measures used by other companies.
Item 5.02. Election of Directors
     On October 26, 2006, the Board of Directors of Hanesbrands increased the number of members of the Board from nine to ten and elected Jessica T. Mathews to serve as a member of the board of directors. The election of Ms. Matthews is effective immediately, and she will serve until the next annual meeting of Hanesbrands stockholders and until her successor is elected and qualified, or until her resignation or removal. Hanesbrands is not aware of any transaction with Ms. Matthews that would require disclosure under Item 404(a) of Regulation S-K. The press release issued by Hanesbrands announcing the election is furnished as Exhibit 99.2 and is incorporated herein by reference.
Item 5.03. Change in Fiscal Year
     On October 26, 2006, the Board of Directors of Hanesbrands voted unanimously to change Hanesbrands’ fiscal year end from the Saturday closest to June 30 to the Saturday closest to December 31. The transition period that will result from this change will be from July 2, 2006 until December 30, 2006. Hanesbrands will file a report on Form 10-K that will cover this transition period.
Item 7.01. Regulation FD Disclosure
     Exhibit 99.1 to this Current Report on Form 8-K includes forward-looking financial information that is expected to be discussed on the previously announced conference call with investors and analysts to be held by us at 10:00 a.m., Eastern time, today (October 31, 2006). The call may be accessed on the home page of the Hanesbrands corporate Web site, www.hanesbrands.com. Replays of the call will be available on the home page of the Hanesbrands corporate Web site and via telephone. The telephone playback will be available from approximately 2 p.m. Eastern time on October 31, 2006, until midnight Eastern time on Tuesday, Nov. 7, 2006. The replay will be available by calling toll-free (888) 286-8010, or (617) 801-6888 for international callers. The replay pass code is 12345678. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
          Exhibit 99.1 Press release dated October 31, 2006
          Exhibit 99.2 Press release dated October 26, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 31, 2006	HANESBRANDS INC.
	By:	/s/ E. Lee Wyatt Jr.
E. Lee Wyatt Jr.
Executive Vice President, Chief Financial Officer

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